Note 12 - Employee and Director Benefits	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Compensation and Employee Benefit Plans [Text Block]

NOTE 12 - EMPLOYEE AND DIRECTOR BENEFITS

The Corporation sponsors a salary deferral, defined contribution plan which provides for both profit sharing and employer matching contributions. The plan permits investing in the Corporation’s stock subject to certain limitations. Participants who meet certain eligibility conditions are eligible to participate and defer a specified percentage of their eligible compensation subject to certain income tax law limitations. The Corporation makes discretionary matching and profit sharing contributions, as approved annually by the Board of Directors, subject to certain income tax law limitations. Contribution expense for the plan amounted to $530,989, $564,654, and $519,300 in 2013, 2012, and 2011, respectively. At December 31, 2013, the Plan owned 340,606 shares of the Corporation’s common stock.

The Corporation also sponsors nonqualified deferred compensation plans, covering certain directors and employees, which have been indirectly funded through the purchase of split-dollar life insurance policies. In connection with the policies, the Corporation has provided an estimated liability for accumulated supplemental retirement benefits amounting to $604,316 and $606,604 at December 31, 2013 and 2012, respectively, which is included in other liabilities in the accompanying consolidated balance sheets. The Corporation has also purchased split-dollar life insurance policies for investment purposes to fund other employee benefit plans. The combined cash values of these policies aggregated $13,530,890 and $13,143,375 at December 31, 2013 and 2012, respectively.

Under an employee stock purchase plan, eligible employees may defer a portion of their compensation and use the proceeds to purchase stock of the Corporation at a discount determined semi-annually by the Board of Directors as stipulated in the plan. The Corporation sold from treasury 746 shares in 2013, 626 shares in 2012, and 790 shares in 2011 under the plan.

The Corporation has an agreement with The Bank of Leipsic’s former President, who is the Corporation’s current Chairman of the Board of Directors, to provide for retirement compensation benefits. Such benefits are to be paid over a period of twenty years commencing upon retirement effective December 31, 2001. At December 31, 2013 and 2012, the net present value (based on the 12% discount rate in effect at the time of origination of the agreement) of future deferred compensation payments amounted to $256,363 and $274,405, respectively. Such amounts are included in other liabilities in the December 31, 2013 and 2012 consolidated balance sheets. A split-dollar life insurance policy has been purchased and is available to fund a portion of the future deferred compensation payments. The cash value of the policy amounted to $642,248 and $617,808 at December 31, 2013 and 2012, respectively.

The Chief Executive Officer and Chief Financial Officer of the Corporation have employment agreements which provide for certain compensation and benefits should any triggering events occur, as specified in the agreements, including change of control or termination without cause.